SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                               July 29, 1998


                          Ben & Jerry's Homemade Inc.
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             (Exact name of registrant as specified in its charter)




VERMONT                           0-13544                    03- 0267543
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(State of incorporation         (Commission                  (IRS Employer
or organization)                 File Number)               Identification No.)





30 Community Drive, South Burlington, Vermont                05403-6828
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(Address of principal executive offices)                     (Zip Code)





Registrant's telephone number:                               (802) 651-9600
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                                Page 1 of 9 Pages



Item 5. Other Events

         On June 26, 1998 the Board of Directors amended Article II, Sections 1, 2 ,3 and 7 and Article III, Sections 1 and 6 of the By-laws of the Company. Attached on Exhibit A to this report is a copy of Articles II and III in the By-Laws as amended.

Exhibit A - Articles II and III of the Company's By- Laws as amended.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    Ben & Jerry's Homemade, Inc.



Date: July 29, 1998                                By:/s/ Frances G. Rathke
                                                  Title: Chief Financial Officer


Exhibit A  to Form 8-K

Article II

                                  Shareholders

         Section 1. Annual Meeting. The annual meeting of shareholders commencing with the year 1986 shall be held no later than seven months after the close of the Corporations fiscal year, on such date as may be set by the Board of Directors. The annual meeting of shareholders shall be held at the registered office of the Corporation in Vermont, or at such other place either within or without the State of Vermont, as shall be stated in the notice of the meetings or in a duly executed waiver thereof. The hour of the meeting shall be such hour as shall be stated in the notice of the meeting, or in a duly executed waiver thereof. The purpose of the annual meeting shall be to elect members to the Board of Directors in accordance with the terms of the Articles of Association and to transact such other business as may properly be brought before the meeting. Election of directors and of the secretary need not be by written ballot. Purposes for which an annual meeting is to be held, additional to those prescribed by law, by the Articles of Association and by these By-Laws, may be specified by the President, the Board of Directors, the Secretary, or the Secretary upon the written request of the holders of not less than one-tenth of all of the shares entitled to vote at the meeting on such additional purposes. Failure to hold the annual meeting at the designated time shall not work a forfeiture or dissolution of the Corporation. If such annual meeting is omitted on the day herein provided therefore, a special meeting may be held in place thereof, and any business transacted or elections held at such meeting shall have the same effect as if transacted or held at the annual meeting. Such special meeting shall be called in the same manner and as provided for in Article II, Section 2 hereof, relating to special meetings of shareholders.

         To be properly brought before the meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board, (b) otherwise properly brought before the meeting by or at the direction of the board, or (c) otherwise properly brought before the meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 75 days nor more than 120 days prior to the meeting; PROVIDED, HOWEVER, that (i) in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made (whichever first occurs), or (ii) in the event that less than 30 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 5th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made (whichever first occurs).

         Section 2. Special Meetings. Special meetings of the shareholders may be called for any purpose permitted by law by the President, the Board of Directors or the Secretary upon the written request of the holders of not less than one-tenth of all the votes entitled to be cast on any issues proposed to be considered at the proposed special meeting. Special meetings shall be held at the registered office of the Corporation in Vermont, or at such other place either within or without the State of Vermont, and on such date and hour as shall be fixed in each case by the President, the Board of Directors or the Secretary and shall be stated in the notice of the meeting, or in a duly executed waiver thereof.

         If  directors  may  be  validly   elected  at  a  special   meeting  of
stockholders so requested by stockholders, any nominees proposed by such stockholders for election as a director at such special meeting shall comply with the nomination procedures set forth in Article III, Section 1.

         Section 3. Notice of Meeting; Waiver. Written notice of the place, date and hour at which an annual or special meeting is to be held shall be given personally or put in the regular mails to each shareholder entitled to vote thereat under Article II, Section 7 of these By-laws and the Vermont Business Corporation Act not less than ten (10) nor more than sixty (60) days prior to the meeting by or at the direction of the President, the Board of Directors or the Secretary. Notice of a special meeting shall state, in addition to the foregoing information, the purpose(s) for which it is called. A written Waiver of Notice of a meeting, signed before or after the meeting by the person or persons entitled to notice, shall be deemed equivalent to notice, provided that such Waiver of Notice is inserted in the corporate minute book. Such a writing need not state the purpose of the meeting for which it waives notice.

         Section 4. Quorum. Except as otherwise provided by law, the Articles of Association or these By-Laws, at any meeting of the stockholders a quorum as to any matter shall consist of a majority of the votes entitled to be cast on the matter, except that where a separate vote by a class or classes (or series thereof) or separate voting group is required by law, the Articles of Association or these By-Laws, a majority of the votes entitled to be cast by such class or classes (or a series thereof) or a separate voting group shall constitute a quorum with respect to that matter. When a quorum is once present, it shall not be broken by the subsequent withdrawal of any shareholders. If the required quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy and entitled to vote thereat shall have power to adjourn the meeting from time to time, until a quorum shall be present or represented. At any such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.

         Section 5. Voting and Proxies. At any meeting of the shareholders every shareholder having the right to vote shall be entitled to vote in person, or by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Proxies shall be filed with the Secretary of the meeting, or any adjournment thereof, before being voted. Unless otherwise provided therein, no proxy shall be valid after eleven months from the date of its execution. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise. Except as otherwise provided by law, or by the Articles of Association, each shareholder of record on the record date for the meeting shall be entitled to one vote for every share standing in his name on the books of the Corporation. When a quorum is present at any meeting, a plurality of the votes properly cast for election to any office shall elect to such office, and a majority of the votes properly cast upon any question other than an election to an office shall decide the question, except when a larger vote is required by law, by the Articles of Association or by these By-Laws, and except that, where a separate vote by a class or classes (or series thereof) or separate voting group is required by law, the Articles of Association or these By-Laws for any question, a majority of the votes properly cast by such class or classes (or series thereof) or separate voting group shall decide the question (except when a larger vote is required by law, by the Articles of Association or by these By-Laws).

         Section 6. Notice and Record Date of Adjourned Meetings. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice in the standard form shall be given to each shareholder of record entitled to vote at the adjourned meeting. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

         Section 7. Record Date of Shareholders; Lists. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any annual or special meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may fix a record date, which shall be not more than seventy (70) nor less than ten (10) days before the date of such meeting and, consistent with the foregoing, the Board may change a record date earlier fixed for an annual or special meeting of shareholders to a later date. If no record date is fixed for such purposes, the record date shall be the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, or, if notice of a meeting is waived, at the close of business on the day next preceding the day on which the meeting is held. The Secretary of the Corporation, or his or her delegate, shall prepare and make, at least ten (10) days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder at the registered office of the Corporation, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder who is present.

         Section 8. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 7 of Article II of these By-Laws, the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

         Section 9. Shareholders'Right of Inspection. Any shareholder, in person or by attorney or other agent, shall upon written demand under oath stating the purposes thereof, have the right during the usual hours of business to inspect for any proper purpose of the Corporation's stock ledger, a list of its shareholders and its other books and records, and to make extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as shareholder. In every instance where an attorney or other agent shall be the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing which authorized the attorney or other agent to so act on behalf of the shareholder. The demand under oath shall be directed to the Corporation at its registered office.

         Section 10. Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders of the Corporation, may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof, provided that such waiver of notice is inserted in the corporate minute book. Such consent shall have the same force and effect as a unanimous vote of shareholders and may be stated as such in any articles or documents filed with the Secretary of State.


Article III

                                    Directors

         Section 1. Board of Directors; Number, Terms and Quorum. The number of directors which shall constitute the Board of Directors shall be no less than three (3) and not more than twelve (12). Within the foregoing limits, the number of directors may be increased at any time or from time to time by the stockholders or by the directors by vote of a majority of the directors then in office. The number of directors may be decreased to any number permitted by the foregoing at any time, either by stockholders or by the directors by vote of a majority of the directors then in office, but only to eliminate vacancies existing by reason of the death, resignation or removal of one or more directors. Directors need not be stockholders. Directors need not be residents of the State of Vermont or shareholders. The Board of Directors shall be elected by the shareholders in accordance with the terms of the Articles of Association. Each director shall hold office until his successor is elected and qualified or until his earlier resignation or removal.

         Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors. Nominations of persons for election to the board of the Corporation at the annual meeting may be made at a meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 1. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 75 days nor more than 120 days prior to the meeting; PROVIDED, HOWEVER, that (i) in the event that that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made (whichever first occurs), or (ii) in the event that less than 30 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 5th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made (whichever first occurs).

         Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation which are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of Directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the stockholder giving the notice (i) the name and record address of stockholder and (ii) the class and number of shares of capital stock of the corporation which are beneficially owned by the stockholder. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedure set forth herein.

         The Chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if the Chairperson should so determine, the Chairperson shall so declare to the meeting and the defective nomination shall be disregarded.

         Nominations of persons for election to the board of the Corporation at a special meeting of stockholders may be made at the meeting of stockholders by or at the direction of the Board of Directors by any nominating committee or person appointed by the Board or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section 1. Such nominations, other than those made by or at the direction of the Board, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be included with the request by such stockholder of a special meeting under Article II, Section 2 or, if made by a stockholder other than a stockholder so requesting a special meeting, not less than 75 days nor more than 120 days prior to the meeting; provided, however, that (i) in the event that less than 75 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made (whichever first occurs), or (ii) in the event that less than 30 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 5th day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made (whichever first occurs).

         Section 2. Quorum and Voting. A majority of the total number of directors shall constitute a quorum for the transaction of business. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors except as these By-Laws shall otherwise require.

         Section 3. Resignation. Any director may resign at any time upon delivery of his resignation in writing to the President, the Treasurer, the Secretary or to the Board of Directors. Such resignation shall be effective upon receipt unless specified to be effective at some other time.

         Section 4. Committees. The Board of Directors may, by resolution passed by majority of the whole Board, designate one or more committees, including an executive committee, from among the members of the whole Board. The Board may designate one or more directors as alternate members of any such committee who may replace any absent or disqualified member at any meeting of the committee. If no such alternate members have been designated for such a committee, the members thereof present at any meeting and not disqualified from voting whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any such committee, to the extent provided in the resolution of the whole Board which establishes it and permitted by Vermont law, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to any papers which may require it. Any director may be a member of more than one committee. The procedures to be followed by such committees with respect to quorum, voting and other such matters shall be the same as those specified for meetings of directors.

         Section 5. Telephone Meetings and Written Consents. Any action required or permitted to be taken at any meeting of the Board of Directors or committees thereof may be taken by telephone conference call, between at least a majority of the directors, or may also be taken without a meeting if all members of the Board or committee, as the case may be, consent to such action in writing and the writing or writings are filed in the minute book of the board or committee.

         Section 6. Vacancies and Newly-Created Directorships. If any vacancies occur on the Board of Directors by reason of (i) the death of any director, (ii) the immediately effective resignation of any director, (iii) the retirement or removal from office of any director or (iv) any increase in the number of directors, all the directors then in office, although less than a quorum, may by a majority vote of the directors in office choose a successor or successors in the case of (i), (ii) and (iii), or may by a majority vote of the Directors in office choose a new director or directors in the case of (iv). Unless sooner displaced, the directors so chosen shall hold office until the election of their successors at the next annual meeting of shareholders for election of the class(es) of directors for which such director(s) shall have been chosen. If the directors remaining in office after the occurrence of a vacancy shall be unable by majority vote of the directors in office to fill such vacancy within thirty (30) days of the occurrence thereof, the President or the Secretary may call a special meeting of the shareholders at which such vacancy shall be filled. In the event that one or more directors tenders a resignation from the Board effective at a future date, which date is prior to the next annual meeting of shareholders, the prospective vacancy or vacancies shall be filled by vote of a majority of the directors then in office, although less than a quorum, including those that have submitted such resignations. Such vote shall take effect when such resignation or resignations shall become effective and each director so chosen shall, unless sooner displaced, hold office until the due election and qualification of his successor at the next annual meeting of shareholders for election of the class of directors for which such director shall have been chosen. Any directorship to be filled by reason of an increase in the number of directors shall be filled by the Board of Directors as provided above or, in the case that the directors in office after the occurrence of such an increase shall be unable by majority vote of the directors in office to fill such vacancy within thirty (30) days of the occurrence thereof, at a special meeting of shareholders called for that purpose as provided above or in the event no such special meeting is so called, then at the next annual meeting.

         Section 7. Place, Time and Notice of Meetings. The directors may hold their meeting in such place or places, within and without the State of Vermont, as the Board of Directors may determine from time to time. The Board of Directors shall meet each year immediately after the annual meeting of shareholders, for the purpose of organization, election of officers, and consideration of any other business that may properly come before the meeting. No notice of any kind to either old or new members of the Board of Directors for this annual meeting shall be necessary. Other meetings of the directors shall be held at the call of the President or of the Secretary or of any one director. Notice of the date, time and place of directors meetings except the annual organization meeting shall be given to each director entitled thereto by letter, telegram, cable or radiogram, delivered for transmission not later than during the third day immediately preceding the day of the meeting, or by word of mouth, telephone or radiophone received not later than during the second day immediately preceding the day of the meeting. Such notice may be waived by a director in a writing signed either before or after the meeting for which such notice was required to be given, provided that such waiver of notice is inserted in the minute book, and shall be deemed waived by any director who attends the meeting for which such notice was required to be given, unless such attendance is for the express purpose of objecting to the holding of the meeting. Notice of a later meeting need not be given to any director who attended a prior meeting at which such latter meeting was duly called and the time, date and place thereof noticed.

         Section 8. Chairman of the Meeting. The President of the Corporation, if present and acting, shall preside at all meetings of the Board of Directors unless the Chairman of the Board is present; otherwise, a director chosen by a majority of the Board at the meeting shall preside.